UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2013

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

DineEquity, Inc., a Delaware corporation, held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2013.  The following matters set forth in our Proxy Statement dated April 4, 2013, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

Proposal One:  Election of Four Class I Directors.

The nominees listed below were elected to serve as Class I directors for a three-year term with the respective votes set forth opposite their names:

	For	Withheld	Broker Non-Votes
Howard M. Berk	15,973,904	18,658	937,558

Daniel J. Brestle	15,863,450	129,112	937,558

Caroline W. Nahas	14,422,816	1,569,746	937,558

Gilbert T. Ray	15,971,983	20,579	937,558

The following directors continued in office after the Annual Meeting:  Julia A. Stewart, Richard J. Dahl, Michael S. Gordon, Stephen P. Joyce, Larry A. Kay, Douglas M. Pasquale, and Patrick W. Rose.

Proposal Two: Ratification of the Appointment of Ernst & Young LLP as the Corporation’s Independent Auditor for the 2013 Fiscal Year.

The stockholders ratified the appointment of Ernst & Young LLP as independent auditor of the Corporation for the 2013 fiscal year.  The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
16,812,425	114,187	3,508	0

Proposal Three:  Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Corporation’s 2013 Proxy Statement.  The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
14,549,621	1,438,514	4,427	937,558

Item 7.01.  Regulation FD Disclosure.

On May 14, 2013, the Corporation issued a press release announcing a second quarter 2013 dividend.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The Board of Directors of the Corporation declared a second quarter cash dividend of $0.75 per share of common stock, payable on June 28, 2013, to the Corporation’s stockholders of record as of the close of business on June 14, 2013.

The information contained in this Item 7.01, including the related information set forth in the press releases attached hereto as Exhibits and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise.  The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit
Number	Description
99.1	Press Release Announcing Second Quarter 2013 Dividend issued by the Corporation on May 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2013	DINEEQUITY, INC.

	By:	/s/ Bryan R. Adel
Bryan R. Adel
Senior Vice President, Legal, General Counsel and Secretary